EXHIBIT NUMBER 6.8


                     INCENTIVE STOCK OPTION AGREEMENT


               THIS INCENTIVE STOCK OPTION AGREEMENT MADE as of this
            ______ day of ___________, 19__ between TORVEC, INC., a New York business corporation (herein referred to as the "Company"), and ______________________________ (herein referred to as the "Optionee");

                                     WITNESSETH:

                1. The Company hereby grants to the Optionee an Option (hereinafter referred to as "Option") to purchase an aggregate of ____________ shares of the $.01 par value Common Stock of the Company (herein referred to as the "Shares") at a price of $___________ per Share to be paid by the Optionee with cash, a certified check or a bank cashier's check made payable to the order of the Company. Alternatively, provided the Board of Directors shall approve the specific transfer, the Optionee may pay for the Shares, either in whole or in part, by the delivery of Common Stock of the Company already owned by him which will be accepted as payment for the Shares, based upon such Common Stock's fair market value on the date of exercise. In addition, provided the Board of Directors shall approve the specific transfer, payment for the Shares, either in whole or in part, may be made by delivery of Common Stock acquired by the Optionee under any of the Company's stock option plans, provided, however, that if this Option is exercised in part, Shares acquired by such partial exercise may not be used as payment for additional Shares to be acquired under this Agreement. In order for the Optionee to so use shares of Common Stock previously acquired under any of the Company's stock option plans as payment for the Shares either in whole or in part, the transfer of such previously acquired Common Stock as payment for all or a portion of the exercise price under this Agreement must occur more than two years from the date of the grant and one year from the date of exercise of the prior option pursuant to which the Optionee acquired such Common Stock.
                2. The term during which the Option shall be exercisable shall commence on _______________ and expire on the close of business _______________, subject to earlier


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            termination as provided in the Torvec, Inc. 1998 Stock Option Plan (herein referred to as the "Plan"). The Option to purchase the number of Shares granted under this Agreement may not be exercised by the Optionee for a period of one year immediately following the date of grant (that is, until _______________) and then may be exercised each year during the Option term after such initial one year period only to the extent of the greater of 2,500 Shares or 25% of the number of Shares subject to this Option, provided, however, that to the extent the Optionee shall fail to exercise or, due to the above limitation, be prohibited from exercising his Option in any year during the Option period, such annual right to exercise this Option shall not expire, but shall be cumulative, and carry over into and be exercisable in any subsequent year during which the Option is outstanding.
                  However, this Option may be exercised only if the
            Optionee is and has been continuously an employee of the Company or its subsidiaries for a period beginning on the date of grant and ending on the day three months before the date of exercise. If the Optionee terminates employment due to permanent and total disability, the three month period referred to in the preceding sentence shall be one year.
                3. The Option is not transferable by the Optionee other than by Will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Optionee. In the event that the right to exercise the Option passes to the Optionee's estate, or to a person to whom such right devolves by reason of the Optionee's death, then the Option shall be non transferable in the hands of the Optionee's Executor or Administrator or of such person, except that the Option may be distributed by the Optionee's Executor or Administrator to the distributees of the Optionee's estate as a part thereof.
                4. In order for the Option to be exercised, in whole or in part, the notice by the Optionee to the Company in the form attached hereto must be accompanied by payment in full of the option price for the Shares being purchased.
                5. The Company agrees that it will use its best efforts to register the sale of the Shares to be issued upon the exercise of the Option with the Securities and Exchange Commission under the Securities Act of 1933. Upon the effectiveness of the Registration Statement covering the Shares, the Optionee shall be able to sell the Shares in "open market transactions" free of Federal Securities Law restrictions, provided that at the time of sale, or within the three month period immediately prior to such sale, he is not nor has he been an "affiliate" of the Company. The


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            Optionee further understands that, in accordance with applicable Commission rules governing controlling persons of public companies, members of the board of directors of a public company, such as the Company, are deemed to be "affiliates" during their term of office. The Optionee, therefore, agrees that he will consult with the Company's counsel as to any Securities Law restrictions, including a limitation on the number of Shares which may be sold at any one time, on his ability to sell the Shares prior to any sale thereof.
                6. The Company agrees to provide the Optionee with a copy of the Prospectus prepared by the Company in connection with the Registration Statement filed to register the Shares, together with its exhibits, and the Company hereby acknowledges its obligation to provide the Optionee with all proxy and other shareholder communications, including the annual report to security holders, for the most recently completed fiscal year of the Company and all updates thereof. The Optionee agrees that prior to exercise, either in whole or in part of the Option granted to him hereunder, he shall have read such materials, including the most recent annual and quarterly reports to shareholders, and shall have received, if requested, and read all the documents incorporated by reference in the Prospectus and Registration Statement filed with the Securities and Exchange Commission.
                7. The Optionee understands that except as provided in Paragraph 5 above, the Company has not agreed to register either the issuance or the resale of the Shares in accordance with the provisions of the Securities Act of 1933 or to register either the issuance or the resale of the Shares under any applicable State Securities Laws. Hence, the Optionee agrees that by virtue of the provision of certain rules respecting "restricted securities" promulgated under such Federal and/or State Laws, unless the resale of the Shares is registered as provided in Paragraph 5 above, and until the registration of such Shares in accordance with Paragraph 5 above shall have been declared effective by order of the Commission, the Shares which the Optionee shall purchase upon the exercise of this Option must be held indefinitely and may not be sold, transferred, pledged, hypothecated, or otherwise encumbered for value, unless and until a secondary distribution and/or resale of such Shares is subsequently registered under such Federal and/or State Securities Laws, or unless an exemption from registration is available, in which case the Optionee still may be limited as to the amount of the Shares that may be sold, transferred, pledged and/or encumbered for value. The Optionee therefore agrees that, until the registration of such Shares shall have been declared effective by order of the Commission, the Company may affix upon any certificate representing the Shares, a legend that such Shares may not



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            be transferred in violation of Section 5 of the Securities Act of 1933.
                8. The Optionee understands and agrees that the Shares to be acquired upon the exercise of the Option may not be sold, transferred, exchanged, hypothecated, encumbered, pledged or otherwise disposed of for value for a period of six (6) months from the date of the grant of this Option.
                9. The Optionee understands that the Company has established certain policies and procedures governing trading in the Company's securities, including the Shares to be acquired upon the exercise of this Option, while in possession of material, inside information regarding the Company and/or any of its subsidiaries.
            The Optionee agrees that upon exercise of this Option, either in whole or in part, he will comply with all of the terms and conditions of such policy, including the procedures and guidelines established for its implementation. In particular, the Optionee agrees that where required under such guidelines and procedures, he will obtain permission of the Company's Clearinghouse Committee composed of senior management prior to effectuating any sale or other transfer for value of the Shares to be acquired by virtue of the exercise of this Option.
                10. All the terms and provisions of the Plan, duly adopted at a meeting of the Company's Board of Directors on _______________, 1998 and approved by a majority vote of the Company's shareholders either in person or by proxy at a duly called meeting of such shareholders held on _______________, 1998 and as amended to date, are hereby expressly incorporated into this Agreement and made a part hereof as if printed herein and the Optionee, by the Optionee's signature hereon, acknowledges receipt of a certified copy of said Plan.
            If there shall be any conflict between this agreement and the Plan, the provisions of the Plan shall control.
               11. In accordance with certain terms and conditions of the Plan, the aggregate number and kind of Shares that may be purchased pursuant to the grant of the Option under this Agreement shall be proportionately adjusted for any increase, decrease or change in the total number of the outstanding shares of the Company resulting from a stock dividend, stock-split or other corporate reorganization which would result in or have the effect of the Optionee being treated differently
            (but for the adjustment) than he would be treated had he been the beneficial owner of the Shares subject to the Option on the record date for such dividend, split or reorganization, as the case may be.


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               12. The Optionee understands that the Option granted hereunder constitutes an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code. Consequently, under current provisions of federal tax law, if the holding periods set forth in this paragraph are observed, no income or gain shall be recognized for regular income tax purposes to the Optionee upon either the grant of the Option or upon his exercise of all or a portion of the Option granted hereunder. Upon the disposition of the Shares of the Company acquired pursuant to exercise, long or short term capital gain or loss will be recognized by the Optionee, depending uon the holding period (eighteen months for long term capital gain or loss) and the extent to which the seling price exceeds or is less than the Optionee's basis in the Shares.
                  The amount of gain will be taxed at normal,
            ordinary tax rates, with a maximum rate of 20% if the Shares are held for a period of at least eighteen months. If the Shares are held for a period of at least twelve months, the maximum rate on any gain from their sale will be taxed at 28%.
                  To achieve this favorable income tax treatment,
            the Optionee understands that he cannot dispose of any Shares acquired pursuant to the exercise of the Option granted hereunder for a period of two (2) years from the date of the grant of this Option and for a period of one
            (1) year from the date of exercise.
                  The Optionee also understands that for purposes of
            the federal alternative minimum income tax calculation, the difference between the exercise price and the fair market value of the Shares on the date of exercise shall be includible as an item of gross income for the taxable year of exercise except to the extent that such Shares are not transferable and are subject to a substantial risk of forfeiture.
                  The Optionee also understands that the provisions
            of federal tax law described herein are subject to change and, consequently, the Optionee agrees to consult with his or her own tax advisor with respect to the tax treatment to be accorded the grant of the Option herein, the exercise of such Option, and the disposition of the Shares.
               13. Consistent with the provisions of the Plan, this Agreement shall be binding upon and inure to the benefit of any successor or assignee of the Company and to any executor, administrator, legal representative,



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            legatee, or distributee entitled by law to the Optionee's right hereunder.
               14. Except insofar as an interpretation of federal securities law otherwise is required, or is controlling, this Agreement shall be governed by and construed in accordance with the laws of the State of New York.
               IN WITNESS WHEREOF, the Company has caused this
            Agreement to be executed on its behalf by its duly authorized officer and the Optionee has hereunto set his hand, as of the day and year first above written.
                                      TORVEC, INC.

                                       By:____________________
                                          ____________________,
                                                              ,Optionee

















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                         NOTICE OF EXERCISE OF STOCK OPTION
                                       AND
                             RECORD OF STOCK TRANSFER

            Torvec, Inc.
            3740 Route 104
            Williamson, New York 14587
            Gentlemen:
               I hereby exercise my Incentive Stock Option granted to
            me by Torvec, Inc. under an Incentive Stock Option Agreement dated _______________, subject to all the terms and provisions thereof and of the Torvec, Inc. 1998 Stock Option Plan referred to therein and notify you of my
            desire to purchase               Shares of the $.01 par
            value Common Stock of the Company which were offered to me pursuant to the Incentive Stock Option Agreement.
            Enclosed is my payment in the sum of                 in
            full payment of such Shares.
               I understand that a Registration Statement covering
            the Shares to be issued to me pursuant to this exercise of the Option granted to me was filed with the Securities and Exchange Commission on _______________. The Registration Statement became effective on _______________. Consequently, I understand that unless I am an "affiliate" of the Company, the Shares I am acquiring are freely tradeable and may be sold by me in "open market" transactions. If I am an "affiliate" of the Company, however, or have been one during the three month period prior to sale, I recognize that I may not sell freely on the open market and therefore agree that I will consult the Company's counsel as to the securities law restrictions on my ability to sell the Shares.
               I also understand that under the Plan, and in
            accordance with the terms of the Incentive Stock Option Agreement, I may not sell, assign, alienate, pledge, encumber or otherwise transfer for value the Shares unless a period of six (6) months has elapsed from the date of the grant of the Option to me.
               I acknowledge that I am aware that the Company has
            established a policy with respect to trading in its securities while in possession of material inside information regarding the Company and/or its subsidiaries, and that, in accordance with certain guidelines and procedures designed to implement such policy, I may be required to obtain permission from a


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            Clearinghouse Committee, composed of Senior Management, prior to any sale or other transfer for value of the Shares hereby acquired.
               I also acknowledge that I have received and have read
            the Prospectus dated _______________ prepared by the Company in connection with the grant of the Option contained herein, together with its exhibits, and all proxy and other shareholder communications, including the annual report to security holders, for the most recently completed fiscal year and all quarterly and current updates thereof. I acknowledge that I have received all documents incorporated by reference in the Prospectus and the Registration Statement filed with the Securities and Exchange Commission that I requested and have read the same. I acknowledge that I have had the opportunity to ask questions of and receive answers from the Company's management concerning the information set forth in such Prospectus, reports and updates and have been satisfied with the answers provided regarding the same.
               Finally, I acknowledge that there are significant
            federal income tax consequences resulting from my exercise of this Option, that I have consulted with and received advice from qualified tax counsel both as to the nature of such tax consequences and their impact upon my own personal income tax situation as the result of such exercise, and that I fully understand such impact and have planned accordingly.

            DATED: __________________________












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               Receipt is hereby acknowledged of the delivery to me by
            Torvec, Inc. on                         , 19       of stock
            certificates for         shares of $.01 par value common
            stock purchased by me pursuant to the terms and conditions of the Torvec, Inc. 1998 Stock Option Plan referred to above.

            DATED: ______________________























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